UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

Peabody Energy Corporation

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-16463 (Commission File Number)	13-4004153 (IRS Employer Identification No.)

701 Market Street, St. Louis, MO (Address of principal executive offices)	63101 (Zip Code)

Registrant’s telephone number, including area code:   (314) 342-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2007, the Board of Directors of Peabody Energy Corporation (the “Board”) approved an amendment to Section 1.6(b) of the Amended and Restated Bylaws of Peabody Energy Corporation (the “By-laws”) for purposes of implementing a majority voting standard in uncontested director elections in place of the current plurality voting standard. Consequently, in uncontested director elections, each director to be elected by stockholders will be elected by the vote of the majority of the votes cast (as defined in the By-Laws) at any meeting of stockholders for the election of directors at which a quorum is present. In contested elections, a plurality voting standard will apply, based on shares present in person or represented by proxy and voting for nominees in the election. No change was made to Section 1.6(a) regarding the vote requirement for matters submitted to stockholders other than the election of directors.

Pursuant to the Company's Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election would tender his or her resignation to the Chairman of the Board. The Nominating and Corporate Governance Committee would consider the resignation, and recommend to the Board whether to accept or reject it. The Board would act on the Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting.

The foregoing amendment to the By-laws was effective upon approval by the Board on July 31, 2007. The foregoing description of the new By-law provision is qualified in its entirety by reference to the actual By-Laws, a copy of which, as amended and restated, are attached as Exhibit 3.2 and hereby incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release announcing the amendment to the By-laws is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit

3.2	Amended and Restated By-laws of Peabody Energy Corporation.
99.1	Press Release of Peabody Energy Corporation dated July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2007

PEABODY ENERGY CORPORATION
By:	/s/ Alexander C. Schoch
Alexander C. Schoch,
Executive Vice President Law and Chief Legal Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.2	Amended and Restated By-laws of Peabody Energy Corporation.
99.1	Press Release of Peabody Energy Corporation dated July 31, 2007.